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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                OCTOBER 15, 2004





                               MRO SOFTWARE, INC.
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             (Exact name of Registrant as specified in its charter)



        MASSACHUSETTS                  0-23852                  04-2448516
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(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)



                       100 CROSBY DRIVE, BEDFORD, MA 01730
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              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
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                                 (781) 280-2000





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.

Ted D. Williams, the Company's Executive Vice President of Worldwide Sales, tendered his resignation, effective October 31, 2004, in order to accept an executive position with Concord Communications, Inc., a software company which is not viewed as a competitor by the Company. The Company has accepted Mr. Williams' resignation, and has begun the process of identifying candidates for the position. Mr. Williams' responsibilities will be assumed by the Company's President and CEO in the interim until Mr. Williams' replacement is hired.






            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:       October 21, 2004                      MRO SOFTWARE, INC.


                                                  /s/ Craig Newfield
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                                                  By: Craig Newfield
                                                  Title: V.P. & General Counsel